Sandia National Laboratories

Operated for the U.S. Department of Energy by
**Sandia Corporation**

Document Date: 02/07/2002
Document No.: 27467
Revision No.: 0

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA LN NW STE 225
ALBUQUERQUE, NM 87120-2617
United States

Please respond to:
[redacted]
Sandia National Laboratories
PO Box 5800
MS 0212
Albuquerque, NM 87185-0212
[redacted]

This is a Standard Purchase Order.

This contract between Sandia Corporation and the above named Contractor is authorized for binding commitment by the Sandia Contracting Representative, named above, and is effective on the above document date provided that the Contractor accepts the contract terms including Section I appended hereto and the Section II as set forth in SF6432-FP (01-02), found at http://www.sandia.gov/supplier/terms/ by signing a copy of this Signature Page and returning it to the SCR.

Authorized Contractor Representative Date

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

Sandia National Laboratories

Operated for the U.S. Department of Energy by
**Sandia Corporation**

# SECTION I

Document#: 27467 Rev#: 0 Page: 1

Shipping Destination:
Sandia National Labs
NO SHIPMENT

United States

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA LN NW STE 225
ALBUQUERQUE, NM 87120-2517
United States

Send Invoice to:
ACCOUNTS PAYABLE MS0154
PO BOX 5130
ALBUQUERQUE, NM 87195
United States

Supplier Code: 20273
Payment Terms: 3%/10 NET 30
Freight Terms:

Created: 24-JAN-02
Buyer: BONNEFOY-LEV, L
Ship Via:
Requestor: [redacted]

Revised:
Revised Buyer:
FOB:
ANDERSON, T [redacted]

Please formally accept this order by: 13-FEB-02

| Itm | Part Number | Promised | Quantity | UOM | Unit Price | Line Total |
|---|---|---|---|---|---|---|
| 1 | Haptic file standardization software | 05/05/02 | | US D | | 44,237.00 |

Amount: 44,237.00

SECTION I TERMS AND CONDITIONS

CLAUSE 0. This is a Contract on a Firm Fixed Price basis between Sandia Corporation and the Contractor on the cover page.

CLAUSE 1 - STATEMENT OF WORK

Overview

Sandia National Laboratories wishes to develop a virtual environment-based, three-dimensional, multi-modality, layout and visualization prototype. [redacted]

Technical Description of Hardware and Software

[redacted]

Detailed Requirements

The performance requirements for this contract are detailed below:

[redacted]

CLAUSE 2 - PERIOD OF PERFORMANCE

The Period of Performance shall commence on February 7, 2002 and shall end on May 5, 2002.

CLAUSE 3 - DELIVERY

The prototype system (i.e., refined Sandia Layout application) and Multimodal File Format (i.e., write paper) will be discussed and demonstrated at the IEEE Computer Society Virtual Reality Conference 2002 (24-28 March 2002 in Orlando, Florida) and must be substantively

Sandia National Laboratories

Operated for the U.S. Department of Energy by
**Sandia Corporation**

complete for that conference.

| Deliverable | Due on or before |
|---|---|
| 1. Project Concept Review | February 21, 2002 |
| 2. Preliminary draft [redacted] | March 7, 2002 |
| 3. Haptic [redacted] support added [redacted] (C++ Source Code and Build Scripts in Visual C++ Version 6.0 compatible format on CD-ROM) | March 28, 2002 |
| 4. Final version [redacted] | March 10, 2002 |
| 5. Final refinements [redacted] | April 4, 2002 |
| 6. Short summary [redacted] | May 6, 2002 |

CLAUSE 4 - TOTAL PRICE

Total Price: $ 44,237.00

CLAUSE 5 - INVOICING - SPECIAL - 812-INV (06-01)

Contractor shall submit an original invoice within 30 days of delivery of goods or services or once monthly within the period of performance in accordance with contract terms and conditions. Final invoices shall be noted as such.

INVOICING INSTRUCTIONS: Any deviation from the following invoicing instructions, including invoices delivered to a street address, MAY DELAY PAYMENT.

1. Any invoice submitted to Sandia National Laboratories must:
   - include PO/contract number as noted in this contract (invoice each PO/contract separately), and
   - include the Contractor's name (as stated in the PO/contract) and the "remit address".

2. Do not submit duplicate invoices.

3. Payment information may be obtained at URL address: http://www.sandia.gov/supplier/websupplier/index.html or by calling (505) 845-9600. Additional information may be obtained by calling the Accounts Payable Helpline at (505) 845-2455.

CLAUSE 6 - DELEGATION OF AUTHORITY - 404-KDR (11-00)

The following Sandia personnel are hereby authorized to act as delegated Sandia representatives for the specific purpose(s) shown, subject to the Section II limitations as authorized.

Delegated representatives shall exercise no supervision over the Contractor's employees.

DELEGATE(S):

| NAME | PHONE | ORG/MS |
| --- | --- | --- |
| [redacted] | | 09227/0822 |

DUTIES DELEGATED:

Monitor contract compliance, technical liaison, accept deliverables, review and verify invoices.

NOTE: The Sandia Contracting Representative (SCR) is the only person who can legally obligate Sandia for the expenditure of funds, change scope and/or level of effort and/or terms and conditions, negotiate, and sign documents legally binding Sandia. COMMITMENT, OBLIGATIONS OR PROMISES, IMPLIED OR EXPRESSED, BY SANDIA PERSONNEL OTHER THAN THE SCR DO NOT BIND SANDIA IN ANY MANNER.

CLAUSE 7 - IMPORT CONTROL - 613-IC (05-00)

The Contractor shall notify the Sandia Contracting Representative (SCR) in writing of any item/supplies to be imported into the United States which will cause Sandia to become the Importer of Record. The notice shall be provided to the SCR prior to importation of such items and shall include the following information:

- country of origin,
- contract number,
- Harmonized Tariff Schedule Number (if available),
- value of item, and
- proposed delivery date.

Within ten (10) days of receipt of the notice Sandia will provide the Contractor with instructions for shipment. Failure to notify Sandia or to follow shipping instructions may result in disallowance of any cost incurred by the contractor regarding custom duties.

CLAUSE 8 - ACQUISITION CONFLICT RESOLUTION PROCESS - 8a0-ACR (08-00)

Sandia Contracting Representative (SCR) encourages open, honest

communication between the supplier and the SCR in resolving a concern. It is always best to resolve issues in an open atmosphere between the SCR and the supplier without escalating the problem. The goal is to ensure timely resolution of the problem without undo expense to either party.

It is the intent of Sandia National Laboratories to resolve supplier concerns through a Conflict Resolution Process, which is timely, includes several options, is easy to use and provides satisfactory results to both the supplier and Sandia. This process is described at the following web site: http://www.sandia.gov/supplier/doc_idx.htm

Among the options available is for the Contractor to use the Sandia Ombuds Office at (505) 844-9763 (New Mexico) or (925) 294-3655 (California) to address concerns regarding Sandia procurement actions.

The Contractor agrees to the following:

By submitting a response to the solicitation, the supplier agrees to use the Acquisition Conflict Resolution Process at the web site listed to resolve award controversies.

After award of a contract the supplier agrees to the Acquisition Conflict Resolution Process at the web site listed to resolve any contract disputes that occur during the performance of the contract.

CLAUSE 9 - DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM (DPAS) RATING - TOTAL - 110-DPT (10-99)

This procurement is a DO rated order certified for national defense use under the Defense Priorities Allocation System Rating (DPAS) (15 CFR 700). The Contractor is required to follow all of the requirements of Section II Clause DEAR 970.5204-33(a).